Exhibit 10.1

EXECUTION VERSION

EMPLOYMENT AGREEMENT

THIS AGREEMENT, dated as of the 31st day of May, 2012, is by and between Freescale Semiconductor, Ltd. (the “Company”) and Gregg Lowe (the “Executive”).

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company for the Executive to serve as the Company’s President and Chief Executive Officer, on the terms and conditions set forth in this Agreement;

WHEREAS, the Executive desires to accept such service, subject to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive agree as follows:

1. Effective Date. The Company will employ the Executive commencing on July 1, 2012, or if earlier, effective upon the Executive’s termination of employment with his current employer, whether voluntarily, for cause or without cause (the “Effective Date”).

2. Employment Period. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, subject to the terms and conditions of this Agreement, for the period which shall commence on the Effective Date and shall continue in effect until the fourth anniversary of the Effective Date (the “Initial Term”), provided that the Initial Term shall be automatically extended for additional terms of successive one year periods (each, an “Additional Term”) unless the Company or the Executive gives written notice to the other at least 90 days prior to the expiration of the Initial Term or Additional Term, as applicable, that the Executive’s employment shall not be so extended. The Initial Term and each Additional Term shall be referred to herein as the “Employment Period,” provided that Employment Period shall terminate upon termination of the Executive’s employment, as set forth in Section 4 hereof.

3. Terms of Employment.

(a) Position and Duties.

(i) During the Employment Period, the Executive shall serve as the President and Chief Executive Officer of the Company, with such duties and responsibilities as are commensurate with such position, and shall report to the Board. In addition, during the Employment Period, subject to Section 4(g), the Executive shall be nominated (and re-nominated) by the Company to remain on the Board during the Employment Period. The Executive’s principal location of employment shall be at the Company’s office in Austin, Texas; provided, however, that the Executive may be required under reasonable business circumstances to engage in such travel as reasonably necessary in connection with performing his duties under this Agreement.

(ii) The Executive agrees that during the Employment Period, he shall devote all of his business time, energies and talents to serving as the Company’s President and Chief Executive Officer, and as a director, and perform his duties conscientiously and faithfully subject to the lawful directions of the Board, and in accordance with each of the Company’s corporate governance and ethics guidelines, conflict of interests policies, and codes of conduct (collectively, the “Company Policies”). During the Employment Period, it shall not be a violation of this Agreement for the Executive, subject to the requirements of Section 10, to serve on corporate, civic or charitable boards or committees; provided, that, without the written approval of the Board, which shall not be unreasonably withheld, the Executive shall not serve on more than one such corporate board.

(b) Compensation.

(i) Base Salary. During the Employment Period, the Executive shall receive an annualized base salary (“Annual Base Salary”) of not less than $1,000,000, payable pursuant to the Company’s normal payroll practices. During the Employment Period, the current Annual Base Salary shall be reviewed for increase at such time, and in the same manner, as the salaries of senior officers of the Company are reviewed generally.

(ii) Annual Bonus. For each calendar year of the Company completed during the Employment Period, the Executive shall be eligible to receive an annual cash bonus (“Annual Bonus”), based upon the achievement of performance criteria that are established by the Compensation and Leadership Committee of the Board (the “Committee”); provided that, the Executive’s target Annual Bonus shall be not less than 150% of his Annual Base Salary (the “Target Bonus”), and further provided that the Annual Bonus in respect of any partial year (including 2012) shall be pro-rated. The Annual Bonus shall be paid between January 1 and March 15th of the year following the calendar year to which it relates.

(iii) Annual Equity Grant. The Executive shall be eligible to participate in the Company’s 2011 Omnibus Incentive Plan, as amended from time to time and any successor thereto (the “Plan”). Within 30 days of the Effective Date, and on such dates as similar awards are made to other Company senior officers in 2013 and each year thereafter during the Employment Period, the Executive shall be granted long-term incentive awards with a value equal to $5,000,000 each year (“Annual Award”), except that the Annual Award granted in 2012 shall have a value equal to $2,500,000.1 The Annual Award in 2012 shall be allocated as set forth in the succeeding two sentences of this Section 3(b)(iii), and the Annual Award in subsequent years shall be allocated in the discretion of the Committee. In 2012, 75% of the Annual Award shall be in the form of non-qualified options to purchase Company common stock (“Shares”), which shall vest,

[1]	Assumes a July 1 start date; the $2.5 million will be prorated based on the actual start date.

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subject to the Executive’s continued employment with the Company, with respect to 25% of the Shares subject thereto on each of the four anniversaries of the date of grant and shall be subject to the terms and conditions of the Plan and the award agreement attached hereto as Annex A. The remaining 25% of the 2012 Annual Award shall be in the form of restricted share units in respect of Shares, which shall vest and be delivered on the third anniversary of the date of grant subject to the Executive’s continued employment with the Company and achievement of performance criteria established by the Committee, and shall be subject to the terms and conditions of the Plan and the award agreement attached hereto as Annex B. The Annual Award shall be subject to the terms and conditions of the Plan and applicable award agreements. To the extent required to preserve deductibility under Section 162(m) of the Internal Revenue Code of 1986 (as amended) (the “Code”), any payment of restricted stock units after the annual shareholders meeting in 2015 shall be subject to the terms and conditions of a shareholder-approved equity plan that provides for the grant of performance-based awards pursuant to Section 162(m) of the Code. For purposes of this Agreement, unless specifically stated otherwise, the value of options shall be based on the Black Scholes value of such options as of the date of grant, and the value of restricted stock units shall be based on the average closing price of Shares on the 30-day period immediately prior to the date of grant.

(iv) Sign-On Award. In connection with the commencement of the Executive’s services hereunder, within 30 days of the Effective Date, the Executive shall be granted an award with a value equal to $5,000,000 (“Sign-On Award”) in the form of non-qualified options to purchase Shares, which shall vest with respect to 25% of the Shares subject thereto on each of the four anniversaries of the date of grant, subject to the Executive’s continued employment with the Company. The Sign-On Award shall be subject to the terms and conditions of the Plan and the award agreement attached hereto as Annex C.

(v) Make Whole Award. Within 30 days of the Effective Date, (i) the Executive will be granted an award of restricted share units with a value equal to $3,000,000, which shall vest and be delivered in equal amounts on the first and second anniversaries of the date of grant, subject to the Executive’s continued employment with the Company and shall be subject to the terms and conditions of the Plan and the award agreement attached hereto as Annex D, and (ii) the Executive shall receive a one-time cash bonus equal to $1,000,000. In addition, and subject to the Executive’s continued employment with the Company on the applicable payment date, the Company shall pay the Executive a cash bonus of $2,000,000 on the third anniversary of the Effective Date (together, with the restricted share units and cash bonus described in this Section 3(b)(v), the “Make Whole Award”). In the event of a termination of the Executive’s employment by the Company without Cause (as defined herein), by the Executive for Good Reason (as defined herein) or by reason of the Executive’s death or Disability (as defined herein), any unpaid amount of the cash bonus shall be paid, and with respect to unvested restricted stock units, payment shall be made in respect of such units within 30 days of the Date of Termination (as defined herein) (provided that if the 30-day period begins in one taxable year and ends in the next taxable year, the amount shall be paid in the second

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taxable year), subject (except in the event of the Executive’s death or Disability) to the Executive’s execution and non-revocation of a release substantially in the form attached hereto as Exhibit A, with such revisions as may be mutually agreed to by the Executive and the parties thereto (the “Release”). If the Executive voluntarily terminates his employment without Good Reason (as defined herein) or the Executive’s employment is terminated by the Company for Cause (as defined herein), the Executive shall promptly repay the Company an amount equal to cash payments and fair market value of Shares received (valued in case of Shares as of the date of payment by the Company) pursuant to the Make Whole Award, but only in respect of cash payments and Shares received within the one year period immediately prior to the applicable Date of Termination.

(vi) Indemnification in respect of Former Employer. The Company shall, as of the date hereof, indemnify and make the Executive whole (on an after-tax basis, but subject to repayment to the extent of any related tax refund, tax rebate or tax reduction) with respect to: (i) any amount required to be repaid by the Executive pursuant to the claw back-related provisions of the Executive’s nonqualified stock option and restricted stock unit award agreements pursuant to his former employer’s long-term incentive plan and other related or similar agreements disclosed to the Company as of the date hereof (the “Former Award Agreements”); (ii) vested options, or vested shares, of the Executive pursuant to the Former Award Agreements that the Executive is not permitted to exercise, or are not issued, as a result of the employment of the Executive by the Company (with the value of such vested options equal to the difference between their exercise price(s) and the fair market value of shares of the former employer’s common stock as of the date hereof, and with the value of such vested shares equal to the fair market value of shares of the former employer’s common stock as of the date hereof); and (iii) reasonable legal costs, judgments and reasonable fees and out-of pocket expenses incurred by the Executive in connection with the preceding clauses (i) and (ii) or for advice or representation with respect to any claim or action taken (or possible action which might be taken) by his former employer (or its affiliated companies or stockholders) in regard to the Executive’s recruitment by and employment with the Company, which in each case is related to the Executive’s potential obligations of non-competition and confidentiality with respect to his former employer, subject to the Company’s review of any such legal costs, fees and out-of-pocket expenses. Notwithstanding any other provision of this Agreement to the contrary, this Section 3(b)(vi) shall survive the termination (for any reason) of this Agreement.

(vii) Benefits.

A. During the Employment Period, the Executive shall be eligible for participation in the welfare, retirement, perquisite (including, but not limited to, the personal use of an aircraft for up to twenty hours per year to the extent that the Company, in its sole discretion, continues such program) and fringe benefit (including financial planning and automobile), and other benefit plans, practices, policies and programs, as may be in effect from time to time, for senior officers of the Company generally; provided, that, any severance payments or benefits to be received under any severance benefit plans, practices, policies and programs shall be offset and reduced by any severance benefits or payments received under this Agreement.

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B. The Executive shall be entitled to relocation benefits pursuant to the Company’s relocation policy. At the Executive’s election, the Company shall purchase, or cause to be purchased, the Executive’s current primary residence at appraisal value (as determined by averaging two independent appraisals performed, at the Company’s expense, by experts reasonably satisfactory to the Company and the Executive).

(viii) Expenses. During the Employment Period, the Executive shall be eligible for prompt reimbursement for business expenses reasonably incurred by the Executive in accordance with the policies of the Company as may be in effect from time to time for senior officers generally.

(ix) Vacation. During the Employment Period, the Executive shall be eligible for paid vacation in accordance with the policies of the Company as may be in effect from time to time for senior officers generally; provided, however, that during each calendar year of the Employment Period, the Executive shall be entitled to at least four (4) weeks of paid vacation.

4. Termination of Employment. (a) Death or Disability. The Executive’s employment shall terminate automatically upon the Executive’s death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may provide the Executive with a Notice of Termination. In such event, the Executive’s employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the “Disability Effective Date”); provided that, within the 30-day period after such receipt, the Executive shall not have returned to full time performance of the Executive’s duties. For purposes of this Agreement, “Disability” shall mean the inability of the Executive to perform his duties with the Company on a full-time basis for 180 consecutive days or for 180 intermittent days in any one-year period as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a licensed physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive’s legal representative. If the parties cannot agree on a licensed physician, each party shall select a licensed physician and the two physicians shall select a third who shall be the approved licensed physician for this purpose.

(b) Not for Cause; Cause. The Company may terminate the Executive’s employment during the Employment Period either with or without Cause by providing a Notice of Termination to the Executive, provided that if such termination is with Cause, such Notice of Termination may be provided to the Executive at any time following the adoption of a written resolution by the Board (which shall require an affirmative vote of not less than a majority of the Board (not including the Executive)) that there is “Cause” for such termination. For purposes of this Agreement, “Cause” shall mean:

(i) the Executive’s willful or gross and repeated misconduct in the performance of his duties, in each instance so as to cause material harm to the Company or any of its affiliates (the “Affiliated Group”), which is not cured within 30 days following delivery to the Executive of a written notice by the Board of such willful or gross and repeated misconduct; or

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(ii) the commission by the Executive of such fraud, misappropriation or embezzlement against the Company or any member of the Affiliated Group as is reasonably determined by the Board to constitute a basis for termination for Cause; or

(iii) the Executive’s conviction of a felony that constitutes a crime involving moral turpitude and that results in material harm to the Company or any member of the Affiliated Group.

(c) Good Reason. The Executive’s employment may be terminated by the Executive for Good Reason if: (x) an event or circumstance set forth in the clauses of this Section 4(c) below shall have occurred and the Executive provides the Company with written notice thereof within 30 days after the Executive has knowledge of the occurrence or existence of such event or circumstance, which notice shall specifically identify the event or circumstance that the Executive believes constitutes Good Reason; (y) the Company fails to correct the circumstance or event so identified within 30 days after the receipt of such notice; and (z) the Executive resigns within 60 days after the date of delivery of the notice referred to in clause (x) above by providing a Notice of Termination to the Company. For purposes of this Agreement, “Good Reason” shall mean, in the absence of the Executive’s written consent or in consequence of a prior termination or a Notice of Termination of the Executive’s employment, the occurrence of any of the following:

(i) a material reduction by the Company in the Executive’s Annual Base Salary or a material reduction in the Executive’s Target Bonus as a percentage of the Executive’s Annual Base Salary (excluding in each case any across the board reductions affecting similarly situated executives of the Company); or

(ii) a material reduction in the aggregate level of employee benefits made available to the Executive when compared to the benefits made available to the Executive at any time during the Employment Period, unless such reduction is applicable to senior officers of the Company generally, taking into account the Executive’s position; or

(iii) the removal of the Executive from his position as the President and Chief Executive Officer (other than pursuant to a termination of the Executive’s employment for death, Disability or Cause); or

(iv) a material diminution in the Executive’s duties or responsibilities (other than as a result of the Executive’s physical or mental incapacity which impairs his

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ability to materially perform his duties or responsibilities as confirmed by a doctor reasonably acceptable to the Executive or his representative and such diminution lasts only for so long as such doctor determines such incapacity impairs the Executive’s ability to materially perform his duties or responsibilities) as the President and Chief Executive Officer of the Company; or

(v) a material change in the Executive’s reporting relationship that is inconsistent with the terms of the first sentence of Section 3(a)(i); or

(vi) the Company requiring the Executive’s principal location of employment to be at any office or location more than 75 miles from the location of the Company’s office in Austin, Texas (other than to the extent agreed to or requested by the Executive) on the Effective Date; or

(vii) a material failure of the Company to comply with the terms of this Agreement.

(d) Voluntary Termination. The Executive may voluntarily terminate his employment without Good Reason and such termination shall not be deemed to be a breach of this Agreement.

(e) Notice of Termination. Any termination by the Company for Cause, without Cause or for Disability, or by the Executive for Good Reason or without Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, where applicable, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated and (iii) sets forth the applicable Date of Termination as provided below. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive’s or the Company’s rights hereunder.

(f) Date of Termination. “Date of Termination” means (i) if the Executive’s employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein within 30 days of such notice, as the case may be, (ii) if the Executive’s employment is terminated by the Company other than for Cause or if the Executive voluntarily resigns without Good Reason, the 90th day after the Notice of Termination is given, (iii) if the Executive’s employment is terminated by reason of death, the date of death of the Executive, or (iv) if the Executive’s employment is terminated by the Company due to Disability, the Disability Effective Date.

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(g) Resignation from All Positions. Notwithstanding any other provision of this Agreement, upon the termination of the Executive’s employment for any reason, unless otherwise requested by the Board, the Executive shall immediately resign as of the Date of Termination from all positions that he holds or has ever held with the Company and any other member of the Affiliated Group (and with any other entities with respect to which the Executive performs services), including, without limitation, the Board, and all boards of directors of any member of the Affiliated Group. The Executive hereby agrees to execute any and all documentation to effectuate such resignations upon request by the Company, but he shall be treated for all purposes as having so resigned upon termination of his employment, regardless of when or whether he executes any such documentation.

5. Obligations of the Company upon Termination. (a) Good Reason; Other than for Cause. Subject to Section 6, if, during the Employment Period, (1) the Company shall terminate the Executive’s employment other than for Cause, death or Disability or (2) the Executive shall terminate employment for Good Reason:

(i) the Company, subject to Section 14, shall pay to the Executive in a lump sum in cash within 30 days (except as specifically provided in Section 5(a)(i)(A)(3) and Section 5(a)(i)(A)(4)) after the Date of Termination (provided that if the 30-day period begins in one taxable year and ends in the next taxable year, the amount shall be paid in the second taxable year) the aggregate of the following amounts:

A. the sum of (1) the Executive’s accrued but unpaid Annual Base Salary and any accrued but unused vacation pay through the Date of Termination, (2) the Executive’s business expenses that are reimbursable pursuant to Section 3(b)(vii) but have not been reimbursed by the Company as of the Date of Termination, (3) the Executive’s Annual Bonus for the calendar year immediately preceding the calendar year in which the Date of Termination occurs if such bonus has been determined or earned but not paid as of the Date of Termination (paid at the time such Annual Bonus would otherwise have been paid), and (4) the product of the Executive’s Annual Bonus based on actual performance for the calendar year in which the Date of Termination occurs multiplied by a fraction, the numerator of which is the number of days in such year through the Date of Termination and the denominator of which is 365 (paid at the time such Annual Bonus would otherwise be paid) (collectively, the “Obligations”); and

B. the amount equal to the product of (x) two and (y) the sum of (I) the Executive’s Annual Base Salary and (II) the Target Bonus; and

(ii) for two years after the Executive’s Date of Termination, the Company shall continue medical and life insurance benefits to the Executive (and, if applicable, to any dependents of the Executive who received such benefits under his coverage prior to the Date of Termination) at least equal to those that would have been provided to the Executive (and to any such dependent) in accordance with the plans,

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programs, practices and policies of the Company if the Executive’s employment had not been terminated; provided, that the Executive continues to make all required contributions. Benefits otherwise receivable by the Executive pursuant to this Section 5(a)(ii) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the applicable twenty-four (24) month period (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); and

(iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement (other than any severance plan, program, policy or practice or contract or agreement) of the Company and its affiliates (such amounts and benefits, the “Other Benefits”) in accordance with the terms and normal procedures of each such plan, program, policy or practice, based on accrued benefits through the Date of Termination.

Except with respect to payments and benefits under Sections 5(a)(i)(A)(l), 5(a)(i)(A)(2) and 5(a)(iii), all payments and benefits to be provided under this Section 5(a) shall be subject to the Executive’s execution and non-revocation of the Release.

(b) Cause; Other than for Good Reason. If the Executive’s employment shall be terminated for Cause or if the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay or provide to the Executive an amount equal to the amount set forth in clauses (1), (2), and (except in the event of a termination by the Company for Cause) (3) of Section 5(a)(i)(A) above, and the timely payment or provision of the Other Benefits.

(c) Death. If the Executive’s employment is terminated by reason of the Executive’s death during the Employment Period, this Agreement shall terminate without further obligations to the Executive’s legal representatives under this Agreement, other than the obligation to pay or provide to the Executive’s beneficiaries any remaining make whole awards under Section 3(b)(v), the Obligations and the timely payment or provision of the Other Benefits.

(d) Disability. If the Executive’s employment is terminated by reason of the Executive’s Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay or provide to the Executive any remaining make whole awards under Section 3(b)(v), the Obligations and the timely payment or provision of the Other Benefits, including any applicable disability benefits.

6. Change in Control Benefits. If, within a 24 month period immediately following a Change in Control (as defined below) the Company terminates the Executive’s employment other than for Cause, death or Disability or the Executive terminates employment for Good Reason, the Executive is entitled to receive the following benefits payable in a lump sum within ten days following the Date of Termination, subject to Section 14 hereof:

(a) The Obligations; and

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(b) the amount equal to the product of (x) three and (y) the sum of (I) the Executive’s Annual Base Salary and (II) the Target Bonus.

Further, for three years after the Executive’s Date of Termination, the Company shall continue medical and life insurance benefits to the Executive (and, if applicable, to any dependents of the Executive who received such benefits under his coverage prior to the Date of Termination) at least equal to those that would have been provided to the Executive (and to any such dependent) in accordance with the plans, programs, practices and policies of the Company if the Executive’s employment had not been terminated; provided, that the Executive continues to make all required contributions; and the Executive shall be eligible for COBRA benefits at the end of the three-year period. Benefits otherwise receivable by the Executive pursuant to this Section 6(c) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the applicable thirty-six (36) month period (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive).

If the Executive becomes entitled to payments under this Section 6, he will not be entitled to any payments or benefits under Section 5.

7. Definition of Change in Control. The term “Change in Control” as used in this Agreement shall have the same meaning given to such term under the Plan.

8. Limitation on Payments. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement, (all such payments and benefits, including the payments and benefits under Sections 5 and 6 of this Agreement, being hereinafter referred to as the “Total Payments”) would be subject (in whole or part), to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the severance payments hereunder shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (i) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such reduced Total Payments) is greater than or equal to (ii) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such unreduced Total Payments). The Total Payments shall be

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reduced by the Company in its reasonable discretion in the following order: (A) reduction of any cash payment, excluding any cash payment with respect to the acceleration of equity awards, that is otherwise payable to the Executive that is exempt from Section 409A of the Code, (B) reduction of any other payments or benefits otherwise payable to the Executive on a pro-rata basis or such other manner that complies with Section 409A of the Code and (C) reduction of any payment with respect to the acceleration of equity awards that is otherwise payable to the Executive that is exempt from Section 409A of the Code.

9. Full Settlement. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as set forth in Sections 5(a)(ii) and 6(c), such amounts shall not be reduced as a result of a mitigation duty whether or not the Executive obtains other employment.

10. Covenants.

(a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Affiliated Group, all secret or confidential information, knowledge or data relating to the Affiliated Group and its businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research or secret data, costs, names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that the Executive obtains during the Executive’s employment by the Affiliated Group that is not public knowledge (other than as a result of the Executive’s violation of this Section 10(a)) (“Confidential Information”). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive’s employment with the Affiliated Group, except with the prior written consent of the Company, or as otherwise required by law or legal process or as such disclosure or use may be required in the course of the Executive performing his duties and responsibilities as the President and Chief Executive Officer and a member of the Board. Notwithstanding the foregoing provisions, if the Executive is required to disclose any such confidential or proprietary information pursuant to applicable law or a subpoena or court order, the Executive shall promptly notify the Company in writing of any such requirement so that the Company or the appropriate member of the Affiliated Group may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions hereof. The Executive shall reasonably cooperate with the Company or the appropriate member of the Affiliated Group to obtain such a protective order or other remedy. If such order or other remedy is not obtained prior to the time the Executive is required to make the disclosure, or the Company waives compliance with the provisions hereof, the Executive shall disclose only that portion of the confidential or proprietary information which he is advised by counsel in writing (either his or the Company’s) that he is legally required to so disclose. Upon his termination of employment with the Affiliated Group for any reason, the Executive shall promptly return to the Company all records, files, memoranda, correspondence, notebooks, notes, reports, customer lists, drawings, plans, documents, and other documents and the like relating to the business of the Affiliated Group or containing any trade secrets relating to the Affiliated Group or that the Executive uses, prepares or comes into contact with during the course of the Executive’s employment with the Affiliated Group, and all keys, credit cards and

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passes, and such materials shall remain the sole property of the Company and/or the Affiliated Group, as applicable. The Executive agrees to execute any standard-form confidentiality agreements with the Company that the Company in the future generally enters into with its senior officers, which then shall supersede this Section 10(a).

(b) Work Product and Inventions. The Affiliated Group and/or its nominees or assigns shall own all right, title and interest in and to any and all inventions, ideas, trade secrets, technology, devices, discoveries, improvements, processes, developments, designs, know how, show-how, data, computer programs, algorithms, formulae, works of authorship, works modifications, trademarks, trade names, documentation, techniques, designs, methods, trade secrets, technical specifications, technical data, concepts, expressions, patents, patent rights, copyrights, moral rights, and all other intellectual property rights or other developments whatsoever (collectively, “Developments”), whether or not patentable, reduced to practice or registrable under patent, copyright, trademark or other intellectual property law anywhere in the world, made, authored, discovered, reduced to practice, conceived, created, developed or otherwise obtained by the Executive (alone or jointly with others) during the Executive’s employment with the Affiliated Group, and arising from or relating to such employment or the business of the Affiliated Group (whether during business hours or otherwise, and whether on the premises of using the facilities or materials of the Affiliated Group or otherwise). The Executive shall promptly and fully disclose to the Affiliated Group and to no one else all Developments, and hereby assigns to the Affiliated Group without further compensation all right, title and interest the Executive has or may have in any Developments, and all patents, copyrights, or other intellectual property rights relating thereto, and agrees that the Executive has not acquired and shall not acquire any rights during the course of his employment with the Affiliated Group or thereafter with respect to any Developments.

(c) Nonsolicitation of Affiliated Group Employees. The Executive shall not, at any time during the Nonsolicitation Restricted Period (as defined in this Section 10(c)), other than in the ordinary exercise of his duties while serving as the President and Chief Executive Officer, without the prior written consent of the Affiliated Group, directly or indirectly, solicit, recruit, or employ (whether as an employee, officer, agent, consultant or independent contractor) any person who is or was at any time during the previous 12 months, an employee, representative, officer or director of any member of the Affiliated Group. Further, during the Nonsolicitation Restricted Period, the Executive shall not take any action that could reasonably be expected to have the effect of directly encouraging or inducing any person to cease their relationship with any member of the Affiliated Group for any reason. This Section 10(c) shall not apply to (i) recruitment of employees for the Affiliated Group, or (ii) the Executive’s personal administrative staff who perform secretarial-type functions. Additionally, a general employment advertisement by an entity of which the Executive is a part will not constitute solicitation or recruitment. The “Nonsolicitation Restricted Period” shall mean the period from the Effective Date through the second anniversary of the Executive’s termination of employment with the Affiliated Group.

(d) Noncompetition – Solicitation of Business. During the Noncompetition Restricted Period (as defined in this Section 10(d)), the Executive shall not, either directly or indirectly, compete with the business of the Affiliated Group by (i) becoming an officer, agent,

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employee, partner or director of any other corporation, partnership or other entity, or otherwise render services to or assist or hold an interest (except as a less than 3-percent shareholder of a publicly traded corporation or as a less than 5-percent shareholder of a corporation that is not publicly traded) in any Competitive Business (as defined below), or (ii) soliciting, servicing, or accepting the business of (A) any active customer of any member of the Affiliated Group, or (B) any person or entity who is or was at any time during the previous twelve months a customer of any member of the Affiliated Group, provided that such business is competitive with any significant business of any member of the Affiliated Group. “Competitive Business” shall mean any person or entity (including any joint venture, partnership, firm, corporation, or limited liability company) that conducts a business that is competitive with any significant business of the Affiliated Group as of the date of termination (or any significant business that is being actively pursued as of the date of termination by the Affiliated Group). The “Noncompetition Restricted Period” shall mean the period from the Effective Date through the second anniversary of the date of termination of the Executive’s employment.

(e) Assistance. The Executive agrees that during and after his employment by the Affiliated Group, upon request by the Company, the Executive will assist the Affiliated Group in the defense of any claims, or potential claims that may be made or threatened to be made against any member of the Affiliated Group in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Proceeding”), and will assist the Affiliated Group in the prosecution of any claims that may be made by any member of the Affiliated Group in any Proceeding, to the extent that such claims may relate to the Executive’s employment or the period of the Executive’s employment by the Affiliated Group. The Executive agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. The Executive also agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to assist in any investigation (whether governmental or otherwise) of any member of the Affiliated Group (or their actions), regardless of whether a lawsuit has then been filed against any member of the Affiliated Group with respect to such investigation. The Company agrees to reimburse the Executive for all of the Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee for the Executive’s service. In addition, the Executive agrees to provide such services as are reasonably requested by the Company to assist any successor to the Executive in the transition of duties and responsibilities to such successor. Any services or assistance contemplated in this Section 10(e) shall be at mutually agreed to and convenient times.

(f) Remedies. If the provisions of this Section 10 should ever be adjudicated to exceed any maximum time, geographic, service or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum limitations permitted by applicable law. The Executive acknowledges that the provisions of this Section 10 are, in view of the nature of the business of Company and members of the Affiliated Group, reasonable and necessary to protect the legitimate interests of the Company and members of the Affiliated Group and that any violation of this Section 10 may result in irreparable injury to the Company or members of the Affiliated Group entitling the Company or members of the Affiliated Group to temporary or permanent injunctive relief,

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without the necessity of proving actual damages, which rights shall be cumulative with and in addition to any other rights or remedies to which the Company or any member of the Affiliated Group may be entitled hereunder or at law or in equity.

11. Successors. This Agreement is binding on and may be enforced by the Company and its successors and assigns and is binding on and may be enforced by the Executive and the Executive’s heirs and legal representatives. The Company shall cause any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all or a substantial portion of its business and/or assets to assume expressly and agree to perform this Agreement immediately upon such succession in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as defined above and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

12. Miscellaneous. (a) This Agreement will be governed by the laws of the State of New York; provided, however, that if there is a judicial determination that the laws of the State of New York shall not be applicable, the parties agree that this Agreement will be governed by the laws of the State of Texas. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court sitting in the Borough of Manhattan in The City of New York (or, if a judicial determination is made that this Agreement is governed by the laws of the State of Texas, any state or federal court sitting in Austin, Texas). The parties hereto (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan in The City of New York (or in Austin, Texas, as the case may be) for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(b) Notices under this Agreement must be in writing and will be deemed to have been given (i) when personally delivered or (ii) three business days after mailed by U.S. registered or certified mail, return receipt requested and postage prepaid, and will be addressed as follows:

If to the Executive:

At the most recent address on file for the Executive at the Company.

With a copy to:

Seyfarth Shaw LLP

620 Eighth Avenue

New York, NY 10018

Attn: Howard Pianko, Esq.

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If to the Company:

Freescale Semiconductor, Ltd.

6501 William Cannon Drive West

Austin, TX 78735

Attention: General Counsel

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

4 Times Square

New York, NY 10036

Attn: Regina Olshan, Esq.

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(d) The Company may withhold from any amounts payable under this Agreement such federal, state or local income and employment taxes to the extent the same are required to be withheld pursuant to any applicable law or regulation.

(e) Subject to the provisions of Section 4(c), the Executive’s or the Company’s failure to insist upon strict compliance with any provision of this Agreement, or the failure to assert any right the Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

(f) From and after the Effective Date, this Agreement shall supersede any other employment agreement or understanding between the parties with respect to the subject matter hereof except as otherwise specifically set forth in this Agreement.

(g) The Company may not issue a press release or otherwise publicly disclose the Executive’s employment or potential employment with the Company without the Executive’s consent as to the content and timing of such disclosure, which consent shall not be unreasonably withheld.

(h) The Company represents that it is has duly authorized the execution and delivery of this Agreement on behalf of the Company.

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(i) The Company shall reimburse the Executive for his legal fees incurred with respect to the preparation of this Agreement, for an amount up to $30,000.

(j) This Agreement may be executed in multiple counterparts, each of which when executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic means shall be deemed to be, and shall have the same legal effect as, execution of an original signature and delivery in person.

13. Director’s and Officer’s Insurance; Indemnification.

(a) The Company shall indemnify the Executive, to the fullest extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by the Executive, including the cost and expenses of legal counsel, in connection with any action, suit or proceeding to which the Executive may be made a party by reason of the Executive being or having been an officer, director, or employee of the Company or any member of the Affiliated Group.

(b) The Executive shall be covered during the entire term of this Agreement and thereafter for at least six (6) years by officer and director liability insurance in amounts and on terms similar to that afforded to other executives and/or directors of the Company or its affiliates, which such insurance shall be paid by the Company. Notwithstanding any other provision of this Agreement to the contrary, this Section 13(b) shall survive the termination (for any reason) of this Agreement.

14. Section 409A. The intent of the parties is that payments and benefits under this Agreement comply with Section 409A of the Internal Revenue Code (“Section 409A”), to the extent subject thereto, and accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, the Executive shall not be considered to have terminated employment with the Company for purposes of any payments under this Agreement which are subject to Section 409A until the Executive has incurred a “separation from service” from the Company within the meaning of Section 409A. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate identified payment for purposes of Section 409A. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid an accelerated or additional tax under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following the Executive’s separation from service shall instead be paid on the first business day after the date that is six months following the Executive’s separation from service (or, if earlier, the Executive’s date of death). To the extent required to avoid an accelerated or additional tax under Section 409A, (i) amounts reimbursable to the Executive shall be paid to the Executive on or before the last day of the year following the year in which the expense was incurred and the amount of expenses eligible for reimbursement (and in kind benefits provided to the Executive) during one year may not affect amounts reimbursable or provided in any subsequent year, and (ii) any tax gross-up

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payments (and related reimbursements) payable to the Executive under this Agreement shall be paid no later than the end of the calendar year following the year in which the tax resulting in the gross-up is paid. The Company makes no representation that any or all of the payments described in this Agreement will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment.

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EXECUTION VERSION

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

GREGG LOWE

/s/ Gregg Lowe

FREESCALE SEMICONDUCTOR, LTD.

By:	/s/ John W. Marren
John W. Marren

Title: Chairman of the Nominating and Corporate Governance Committee

EXECUTION VERSION

Exhibit A

RELEASE AGREEMENT

THIS RELEASE AGREEMENT (the “Release”) is made as of this [    ] day of [            ], [    ], by and between Freescale Semiconductor, Ltd. (the “Company”) and Gregg Lowe (the “Executive”).

1.	Executive hereby voluntarily, knowingly and willingly releases and forever discharges the Company, and each of their respective subsidiaries and affiliates, and each of their respective officers, directors, partners, members, shareholders, employees, attorneys, representatives and agents, and each of their predecessors, successors and assigns (collectively, the “Company Releasees”), from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever which against them Executive or Executive’s executors, administrators, successors or assigns ever had, now have or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever (a) arising prior to the time Executive signs this Release; (b) arising prior to the time Executive signs this Release out of or relating to Executive’s employment with the Company, service as a member of the Board or the termination thereof; or (c) arising prior to the time Executive signs this Release out of or relating to the Employment Agreement between the Company and the Executive, dated May 31, 2012, or any other agreement, contract, plan, practice, policy or program of the Company. This Release includes, but is not limited to, any rights or claims arising under any statute, including the Employee Retirement Income Security Act of 1974, Title VII of the Civil Rights Act of 1991, the Americans with Disabilities Act, the Family and Medical Leave Act, the Fair Labor Standards Act, the federal Age Discrimination in Employment Act of 1967 or any other foreign, federal, state or local law or judicial decision, including, but not limited to, the Texas Commission on Human Rights Act, the California Fair Employment and Housing Act, the California Family Right Act, California Labor Code section 1400 et seq (CA WARN) and any rights or claims under any policy, agreement, understanding or promise, written or oral, formal or informal, between Executive and any of the Company Releasees. The foregoing Release shall not apply to (i) claims that cannot be released under applicable law, including, but not limited to, any claim for unpaid wages, workers’ compensation benefits, unemployment benefits and any claims under section 2802 of the California Labor Code; (ii) legally mandated benefits; (iii) vested benefits, if any, under any equity plan, qualified or nonqualified savings and pension plans in which Executive may have participated during his employment with the Company or its affiliates; or (iv) any claim that may be raised by Executive in his capacity as an equityholder of the Company or its affiliates. Executive represents that Executive has no complaints, charges or lawsuits pending against the Company or any of the Company Releasees.

2.

Executive has a twenty-one (21) day period in which to consider the Release and shall have seven (7) additional days from the date of execution to revoke his consent to the Release. Any such revocation shall be made in writing so as to be received by the

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Company prior to the eighth (8th) day following Executive’s execution of this Release. If no such revocation occurs, the Release shall become effective on the eighth (8th) day following Executive’s execution of this Release.

This Release shall be governed and construed in accordance with the laws of New York, without reference to the principles of conflicts of law thereof; provided, however, that if there is a judicial determination that the laws of the State of New York shall not be applicable, the parties agree that this Agreement will be governed by the laws of the State of Texas.

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Annex A

FREESCALE SEMICONDUCTOR HOLDINGS

2011 OMNIBUS INCENTIVE PLAN

FORM NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of the date indicated in the grant summary in the Freescale equity recordkeeping system (the “Date of Grant”), by and among between Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”), the recipient’s employing subsidiary and the recipient of the grant (the “Executive”):

R E C I T A L S:

WHEREAS, the Company has adopted the Freescale Semiconductor Holdings 2011 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have meanings ascribed to such terms in the Plan; and

WHEREAS, the Administrator has determined that it would be in the best interests of the Company and its shareholders to grant the Option provided for herein to the Executive pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Executive the right and option (the “Option”) to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of Common Shares as indicated in the grant summary in the Freescale equity recordkeeping system (each a “Share” and collectively, the “Shares”). The purchase price of the Shares subject to the Option shall be at the price indicated in the grant summary in the Freescale equity recordkeeping system (the “Exercise Price”). The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Code.

2. Vesting.

(a) General. Except as otherwise provided in Section 2(b) hereof, the Option shall vest and become exercisable with respect to twenty-five percent (25%) of the Shares initially covered by the Option on each of the first, second, third and fourth anniversaries of the Date of Grant, subject to the Executive’s continued employment with the Company or an Affiliate on each such vesting date. At any time, the portion of the Option which has become vested as described above (or pursuant to Section 2(b)) is hereinafter referred to as the “Vested Portion.”

(b) Accelerated Vesting. Notwithstanding any other provisions of the Plan or this Agreement to the contrary, in the event that the Executive’s employment with the Company is terminated due to the Executive’s death, Disability or by the Executive for Good Reason, the portion of the Option that would have become vested and exercisable on the next scheduled vesting date shall become vested and exercisable as of immediately prior to such termination.

(c) Termination for Cause. Notwithstanding any other provisions of the Plan or this Agreement to the contrary, the Option (including any Vested Portion thereof) shall terminate and be forfeited immediately upon the Company’s notification to the Executive of the Executive’s termination of employment by the Company for Cause.

(d) Termination for Good Reason. For purposes of this Agreement, “Good Reason” shall mean (i) for any Executive who has an employment agreement with the Company or one of its Affiliates, the definition of “Good Reason” in such agreement if so defined, or (ii) for any Executive not described in (i), (a) a material reduction by the Company in such Executive’s annual base salary or target incentive compensation opportunity, (b) a material reduction in the aggregate level of employee benefits made available to the Executive when compared to the benefits made available to the Executive at any time during the Executive’s employment, unless the reduction is applicable to senior executives of the Company generally, (c) a material diminution in the Executive’s duties or responsibilities (other than as a result of the Executive’s physical or mental incapacity which impairs his ability to materially perform his duties or responsibilities as confirmed by a doctor reasonably acceptable to the Executive or his representative and such diminution lasts only for so long as such doctor determines such incapacity impairs the Executive’s ability to materially perform his duties or responsibilities) as an Executive; provided, however, that in no event shall there be deemed to be Good Reason with respect to the Executive on account of a lateral change to the Executive’s duties that does not affect the Executive’s reporting relationships, (d) the Company or one of its Affiliates requiring the Executive’s principal location of employment to be at any office or location more than 35 miles from the principal headquarters of the Company to which the Executive currently reports (other than to the extent agreed to or requested by the Executive), or (e) failure of the Company or one of its Affiliates to comply with this Agreement, in each case which is not cured within 30 days following the Company’s or one of its Affiliates’, as applicable, receipt of written notice from such the Executive describing the event constituting Good Reason; provided that any event that would otherwise constitute “Good Reason” hereunder shall cease to constitute “Good Reason” on the 30th day following the later of (x) the occurrence thereof and (y) such the Executive’s knowledge thereof, unless such the Executive has given the Company or one of its Affiliates, as applicable, written notice thereof prior to such date.

(e) Forfeiture. Notwithstanding anything herein to the contrary, if the Executive breaches any Restrictive Covenants applicable to the Executive (including, without limitation, the Restrictive Covenants set forth in Exhibit A hereto) at any time during the one year period following Executive’s termination of employment for any reason then (x) any Vested Portion then held by the Executive shall be automatically forfeited, (y) any Shares acquired pursuant to the Option shall be automatically forfeited and (z) any proceeds from the sale of Shares described in preceding clause (y), shall be immediately repaid to the Company.

3. Certain Covenants. The Executive hereby agrees to perform all of the obligations set forth in Exhibit A hereto (which is incorporated by reference hereby) and acknowledges that the Executive’s obligations set forth in Exhibit A constitute a material inducement for the Company’s grant of the Option to the Executive.

4. Exercise of Option.

(a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Executive may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

(i) the seventh (7th) anniversary of the Date of Grant;

(ii) twelve (12) months following the date of the Executive’s termination of employment due to the Executive’s Retirement, death, or Disability or by the Executive for Good Reason;

(iii) ninety (90) days following the date of the Executive’s termination of employment for any reason other than for Cause or due to the Executive’s Retirement, death or Disability or by the Executive for Good Reason; and

(iv) the date that the Company notifies the Executive of the Executive’s termination of employment for Cause.

(b) Method of Exercise.

(i) Each election to exercise the Vested Portion shall be subject to the terms and conditions of the Plan and shall be made using the Freescale equity recordkeeping system or in writing, signed by the Executive or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan or in this Agreement.

(ii) The Exercise Price may be paid (A) by the delivery of cash or check acceptable to the Administrator, (B) by any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (C) in the form of unrestricted Shares already owned by the Executive which, (x) in the case of unrestricted Shares acquired upon exercise of an Option, have been owned by the Executive for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (D) any other method approved by the Administrator and permitted by applicable law or (E) any combination of the foregoing.

(iii) In the event of the Executive’s death, the Option shall remain exercisable by the Executive’s executor or administrator, or the person or persons to whom the Executive’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a). Any heir or legatee of the Executive shall take rights herein granted subject to the terms and conditions hereof.

5. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment of the Executive and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the employment of such Executive. The granting of the Option does not form part of and should in no way be construed as a term or condition of employment. At all times, the Option granted hereunder is discretionary and does not imply that additional Options will be awarded in the future.

6. Options Not Wages. The value of any Options granted to the Executive does not constitute and will not be included as wages for the purposes of calculating any benefit or bonus provided by the Company or the Executive’s employing subsidiary.

7. Transferability. Unless otherwise permitted in writing by the Administrator in its sole discretion, the Option granted hereunder may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Executive other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. During the Executive’s lifetime, the Vested Portion is exercisable only by the Executive.

8. Withholding. The Executive will be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to the Executive the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the Option, its exercise or any payment or transfer under or with respect to the Option or the Plan and to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such withholding taxes.

9. Securities Laws. The issuance of any Options hereunder shall be subject to the Executive making or entering into such written representations, warranties and agreements as the Administrator may reasonably request in order to comply with applicable securities laws and government regulations.

10. No Public Offering. The Options awarded under the Plan and this Agreement will not be publicly issued, placed, distributed or offered. The issuance of any Options hereunder does not constitute a public offering of securities.

11. Consent to Transfer of Data. By accepting the Option, Executive consents to the transfer of personal data (including but not limited to the Executive’s name, address, birth date and hire date) and to the processing of this personal data by the Company and the provider of the Freescale equity recordkeeping system.

12. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Executive at the address appearing in the personnel records of the Company for the Executive or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

14. Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

15. Option Subject to Plan. By entering into this Agreement, the Executive agrees and acknowledges that the Executive has received and read a copy of the Plan. The Option is subject to the Plan, as may be amended from time to time, and the terms and provisions of the Plan are hereby incorporated herein by reference.

16. Acceptance. This Agreement must be accepted by electronic signature of the Executive in the Freescale equity recordkeeping system. By accepting this Agreement the Executive consents to the electronic delivery through the Freescale equity recordkeeping system of all documents related to this Option.

Exhibit A – Restrictive Covenants

(a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company and its Affiliates (collectively, the “Affiliated Group”), all secret or confidential information, knowledge or data relating to the Affiliated Group and its businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research or secret data, costs, names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that the Executive obtains during the Executive’s employment that is not public knowledge (other than as a result of the Executive’s violation of this Section (a)) (“Confidential Information”). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive’s employment, except with the prior written consent of the Company, or as otherwise required by law or legal process or as such disclosure or use may be required in the course of the Executive performing his duties and responsibilities with the Affiliated Group. Notwithstanding the foregoing provisions, if the Executive is required to disclose any such confidential or proprietary information pursuant to applicable law or a subpoena or court order, the Executive shall promptly notify the Company in writing of any such requirement so that the Company or the appropriate member of the Affiliated Group may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions hereof. The Executive shall reasonably cooperate with the Company or the appropriate member of the Affiliated Group to obtain such a protective order or other remedy. If such order or other remedy is not obtained prior to the time the Executive is required to make the disclosure, or the Company waives compliance with the provisions hereof, the Executive shall disclose only that portion of the confidential or proprietary information which he is advised by counsel in writing (either his or the Company’s) that he is legally required to so disclose. Upon his termination of employment for any reason, the Executive shall promptly return to the Company all records, files, memoranda, correspondence, notebooks, notes, reports, customer lists, drawings, plans, documents, and other documents and the like relating to the business of the Affiliated Group or containing any trade secrets relating to the Affiliated Group or that the Executive uses, prepares or comes into contact with during the course of the Executive’s employment with the Affiliated Group, and all keys, credit cards and passes, and such materials shall remain the sole property of the Affiliated Group. The Executive agrees to execute any standard-form confidentiality agreements with the Company that the Company in the future generally enters into with its senior executives.

(b) Work Product and Inventions. The Affiliated Group and/or its nominees or assigns shall own all right, title and interest in and to any and all inventions, ideas, trade secrets, technology, devices, discoveries, improvements, processes, developments, designs, know how, show-how, data, computer programs, algorithms, formulae, works of authorship, works modifications, trademarks, trade names, documentation, techniques, designs, methods, trade secrets, technical specifications, technical data, concepts, expressions, patents, patent rights, copyrights, moral rights, and all other intellectual property rights or other developments whatsoever (collectively, “Developments”), whether or not patentable, reduced to practice or registerable under patent, copyright, trademark or other intellectual property law anywhere in the world, made, authored, discovered, reduced to practice, conceived, created, developed or otherwise obtained by the Executive (alone or jointly with others) during the Executive’s employment with the Affiliated Group, and arising from or relating to such employment or the business of the Affiliated Group (whether during business hours or otherwise, and whether on the premises of using the facilities or materials of the Affiliated Group or otherwise). The Executive shall promptly and fully disclose to the Affiliated Group and to no one else all Developments, and hereby assigns to the Affiliated Group without further compensation all right, title and interest the Executive has or may have in any Developments, and all patents, copyrights, or other intellectual property rights relating thereto, and agrees that the Executive has not acquired and shall not acquire any rights during the course of his employment with the Affiliated Group or thereafter with respect to any Developments.

(c) Company Goodwill. The Executive recognizes and acknowledges that the Affiliated Group has and continues to develop goodwill of substantial value through efforts of employees, including the Executive. This goodwill includes, but is not limited to, the identity and skill sets of its employees, its relationships with employees and customers, intangible value attributable to its products created by Executive and others, and the Affiliated Group’s brand and reputation within the industry. Executive shall take no action to damage the goodwill of the Affiliated Group or use it for personal benefit or the benefit of competitors of the Affiliated Group.

(d) Non-Recruitment of Affiliated Group Employees. The Executive acknowledges that employees are a significant part of the goodwill of the Affiliated Group, such as, without limitation, their relationships and contacts with customers and suppliers as well as the training and knowledge they receive from the Affiliated Group in the course of their employment. The Executive shall not, at any time during the Non-solicitation Restricted Period (as defined below), other than in the ordinary exercise of his duties, without the prior written consent of the Affiliated Group, directly or indirectly, solicit, recruit, or employ (whether as an employee, officer, agent, consultant or independent contractor) any person who is or was at any time during the previous 12 months, an employee, representative, officer or director of any member of the Affiliated Group. Further, during the Non-solicitation Restricted Period, the Executive shall not take any action that could reasonably be expected to have the effect of directly encouraging or inducing any person to cease their relationship with any member of the Affiliated Group for any reason. A general employment advertisement by an entity of which the Executive is a part will not constitute solicitation or recruitment. The “Non-solicitation Restricted Period” shall mean the period from the Date of Grant through the first anniversary of the Executive’s termination of employment.

(e) Non-Competition – Solicitation of Business. Executive recognizes and agrees that the Affiliated Group has provided Confidential Information to Executive and has an interest in protecting this information from disclosure. Executive further understands that the goodwill of the Affiliated Group is an interest worthy of protection. For the protection of these and other interests, during the Non-competition Restricted Period (as defined below), the Executive shall not, either directly or indirectly, compete with the business of the Affiliated Group by (i) becoming an officer, agent, employee, partner or director of any other corporation, partnership or other entity, or otherwise render services to or assist or hold an interest (except as a less than 3-percent shareholder of a publicly traded corporation or as a less than 5-percent shareholder of a corporation that is not publicly traded) in any Competitive Business (as defined below), or (ii) soliciting, servicing, or accepting the business of (A) any active customer of any member of the Affiliated Group, or (B) any person or entity who is or was at any time during the previous twelve months a customer of any member of the Affiliated Group, provided that such business is competitive with any significant business of any member of the Affiliated Group. “Competitive Business” shall mean any person or entity (including any joint venture, partnership, firm, corporation, or limited liability company) that conducts a business that is competitive with any significant business of the Affiliated Group as of the date of termination (or any significant business that is being actively pursued as of the date of termination by the Affiliated Group). The Affiliated Group designs, manufactures, sells and licenses its products and technology worldwide. In addition, Competitive Businesses, as defined above, are not tied or limited to any specific geographic location. Accordingly, the scope of this Non-Competition provision is worldwide. The “Non-competition Restricted Period” shall mean the period from the Date of Grant through the first anniversary of the date of termination of the Executive’s employment.

(f) Assistance. The Executive agrees that during and after his employment by the Affiliated Group, upon request by the Company, the Executive will assist the Affiliated Group in the defense of any claims, or potential claims that may be made or threatened to be made against any member of the Affiliated Group in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Proceeding”), and will assist the Affiliated Group in the prosecution of any claims that may be made by any member of the Affiliated Group in any Proceeding, to the extent that such claims may relate to the Executive’s employment or the period of the Executive’s employment by the Affiliated Group. The Executive agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. The Executive also agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to assist in any investigation (whether governmental or otherwise) of any member of the Affiliated Group (or their actions), regardless of whether a lawsuit has then been filed against any member of the Affiliated Group with respect to such investigation. The Company agrees to reimburse the Executive for all of the Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee for the Executive’s service. In addition, the Executive agrees to provide such services as are reasonably requested by the Company to assist any successor to the Executive in the transition of duties and responsibilities to such successor. Any services or assistance contemplated in this Section (f) shall be at mutually agreed to and convenient times.

(g) Remedies. The Executive acknowledges and agrees that the terms of this Exhibit A: (i) are reasonable in geographic and temporal scope, (ii) are necessary to protect legitimate proprietary and business interests of the Affiliated Group in, inter alia, near permanent customer relationships and confidential information. The Executive further acknowledges and agrees that the Executive’s breach of the provisions of this Exhibit A will cause the Affiliated Group irreparable harm, which cannot be adequately compensated by money damages. The Executive consents and agrees that the forfeiture provisions contained in the Agreement are reasonable remedies in the event the Executive commits any such breach. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable, the Executive hereby agrees that Exhibit A or any provision hereof may be reformed so that it is enforceable to the maximum extent permitted by law. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Affiliated Group’s right to enforce any such covenant in any other jurisdiction.

Annex B

FREESCALE SEMICONDUCTOR HOLDINGS

2011 OMNIBUS INCENTIVE PLAN

PERFORMANCE RESTRICTED SHARE UNIT AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of the date indicated in the grant summary in the Freescale equity recordkeeping system (the “Date of Grant”), by and among Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”) and the recipient of the grant (the “Executive”):

R E C I T A L S:

WHEREAS, the Company has adopted the Freescale Semiconductor Holdings 2011 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have meanings ascribed to such terms in the Plan; and

WHEREAS, the Administrator has determined that it would be in the best interests of the Company and its shareholders to grant the Restricted Share Units provided for herein to the Executive pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of Restricted Share Units. The Company hereby grants to the Executive, on the terms and conditions hereinafter set forth, units evidencing a right to receive a target number of                      Common Shares (each a “Share” and collectively, the “Shares”) (or a lesser number of Shares, or no Shares whatsoever), based on the Company’s achievement of the performance goals set forth on Appendix A hereto (the “Performance Goals”), which Appendix A is incorporated by reference herein and made a part hereof, all in accordance with the terms and conditions of this Agreement (the “Restricted Share Units” or “Restricted Share Unit Award”). Shares corresponding to the Restricted Share Units granted herein are in all events to be delivered to the Participant only after the Performance Goals have been achieved and certified as described in Section 3 and the Participant has become vested in the Restricted Share Units pursuant to Section 4 or Section 5 below.

2. Performance Period. For purposes of this Agreement, the term “Performance Period” shall mean the period beginning on the Date of Grant and ending on December 31, 2014.

3. Performance Goal.

(a) To the extent, if any, the applicable Performance Goals have been achieved for the Performance Period, and subject to compliance with the requirements of Section 4, the Participant will be entitled to receive from 0 to 1 (such number, the “Share Delivery Factor”) Shares for each of the Restricted Share Units applicable to the Performance Period.

(b) The Compensation and Leadership Committee of the Company’s Board shall, as soon as practicable following the last day of the Performance Period, certify (i) the extent, if any, to which the Performance Goals have been achieved and (ii) the Share Delivery Factor and resulting number of whole Shares, if any, which the Participant shall be entitled to receive with respect to each Restricted Share Unit. In the event the Share Delivery Factor equals zero, the Restricted Share Units shall be cancelled and of no effect following the end of the Performance Period. Such certification shall be final, conclusive and binding on the Participant, and on all other persons, to the maximum extent permitted by law.

4. Restrictions and Vesting Period.

(a) Restrictions and Transferability. The Restricted Share Unit Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Executive otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Share Unit Award to heirs or legatees of the Executive shall be effective to bind the Company unless the Administrator shall have been furnished with written notice thereof and a copy of such evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(b) Vesting Period. Subject to the Executive’s continued employment with the Company, or except as otherwise provided below, to the extent that the Performance Goals for the Performance Period have been achieved and certified, the Restricted Share Unit Award shall vest on the third anniversary of the Date of Grant. The portion of the Restricted Share Unit Award that becomes vested is hereinafter referred to as the “Vested Portion.”

(c) Settlement of Restricted Share Units. Shares shall be delivered (provided, that such delivery is otherwise in accordance with federal and state securities laws) with respect to the Vested Portion of the Restricted Share Unit Award as soon as practicable following the vesting date, but in no event later than thirty (30) days following such vesting date.

(d) No Shareholder Rights. The Executive shall have no rights of a shareholder of the Company with respect to the Restricted Share Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the settlement date of the Restricted Share Units. In the event that the Administrator approves an adjustment to the Restricted Share Unit Award pursuant to Section 5 of the Plan, then in such event, any and all new, substituted or additional securities to which Executive is entitled by reason of the Restricted Share Unit Award shall be immediately subject to the restrictions and the Vesting Period set forth in Sections 4(a) and (b) above with the same force and effect as the Restricted Share Unit Award subject to such restrictions immediately before such event.

5. Termination of Employment.

(a) General. If the Executive’s employment is terminated for any reason, the Restricted Share Unit Award shall, to the extent not then vested (after giving effect to the provisions of this Section 5), terminate upon such termination of employment.

(b) For Cause. The Restricted Share Unit Award (including any Vested Portion thereof) shall terminate and be forfeited upon the Company’s notification to the Executive of the Executive’s termination of employment by the Company for Cause.

(c) Change in Control.

(i) Notwithstanding any other provisions of the Plan or this Agreement to the contrary, in the event that the Executive’s employment with the Company is terminated by the Company without Cause or by the Executive for Good Reason, in either case within (y) twenty-four months following a Change in Control or (z) the nine month period prior to a Change in Control but subsequent to such time as negotiations or discussions which ultimately lead to a Change in Control have commenced, any partially completed Performance Period under this Restricted Share Unit Award shall be deemed terminated and the Share Delivery Factor for the Performance Period shall equal 1.0 and all unvested Restricted Share Units shall become immediately vested. For purposes of this Agreement, “Cause” and “Good Reason” shall have the meanings set forth in the Executive’s employment agreement.

(ii) If the Restricted Share Unit Award is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, any partially completed Performance Period under this Restricted Share Unit Award shall be deemed terminated and the Share Delivery Factor for the Performance Period shall equal 1.0 and all unvested Restricted Share Units shall become immediately vested. For purposes of this Section 5(c)(ii), the Restricted Share Unit Award shall be considered assumed or substituted for if, following the Change in Control, the Restricted Share Unit Award is of comparable value and remains subject to the same terms and conditions that were applicable to the Restricted Share Unit Award immediately prior to the Change in Control except that the Restricted Share Unit Award instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent.

(d) Forfeiture. Notwithstanding anything herein to the contrary, if the Executive breaches any Restrictive Covenants applicable to the Executive (including, without limitation, the Restrictive Covenants set forth in Exhibit A hereto) at any time in the two year period following Executive’s termination of employment for any reason then (x) any Vested Portion then held by the Executive shall be automatically forfeited, (y) any Shares acquired pursuant to the Restricted Share Unit Award shall be automatically forfeited and (z) any proceeds from the sale of Shares described in preceding clause (y), shall be immediately repaid to the Company.

6. Certain Covenants. The Executive hereby agrees and covenants to perform all of his obligations set forth in Exhibit A hereto (which is incorporated by reference hereby) and acknowledges that the Executive’s obligations set forth in Exhibit A constitute a material inducement for the Company’s grant of the Restricted Share Unit Award to the Executive.

7. No Right to Continued Employment. The granting of the Restricted Share Unit Award evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment of the Executive and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the employment of such Executive. The granting of the Restricted Share Unit Award does not form part of and should in no way be construed as a term or condition of employment. At all times, the Restricted Share Unit Award granted hereunder is discretionary and does not imply that additional Restricted Share Unit Awards will be awarded in the future.

8. Restricted Share Unit Award Not Wages. The value of any Restricted Share Unit Award granted to Executive does not constitute and will not be included as wages for the purposes of calculating any benefit or bonus provided by the Company or the Executive’s employing subsidiary.

9. Withholding. The Executive will be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Restricted Share Unit Award or under the Plan or from any compensation or other amount owing to the Executive the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the Restricted Share Unit Award or any payment or transfer under or with respect to the Restricted Share Unit Award or the Plan and to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such withholding taxes.

10. Securities Laws. The issuance of any Shares hereunder shall be subject to the Executive making or entering into such written representations, warranties and agreements as the Administrator may reasonably request in order to comply with applicable securities laws.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Executive at the address appearing in the personnel records of the Company for the Executive or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. Consent to Transfer of Data. By accepting the Restricted Share Unit Award, Executive consents to the transfer of personal data (including but not limited to the employee’s name, address, birth date and hire date) and to the processing of this personal data by the Company and the provider of the Freescale equity recordkeeping system.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

14. Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

15. Acceptance. This Agreement must be accepted by electronic signature of the Executive in the Freescale equity recordkeeping system or the Executive will have no right to the Restricted Share Unit Award provided for in this Agreement. By accepting this Agreement the Executive consents to the electronic delivery through the Freescale equity recordkeeping system of all documents related to this Restricted Share Unit Award.

Appendix A

Performance Goals

Exhibit A – Restrictive Covenants

(a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company and its Affiliates (collectively, the “Affiliated Group”), all secret or confidential information, knowledge or data relating to the Affiliated Group and its businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research or secret data, costs, names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that the Executive obtains during the Executive’s employment that is not public knowledge (other than as a result of the Executive’s violation of this Section (a)) (“Confidential Information”). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive’s employment, except with the prior written consent of the Company, or as otherwise required by law or legal process or as such disclosure or use may be required in the course of the Executive performing his duties and responsibilities with the Affiliated Group. Notwithstanding the foregoing provisions, if the Executive is required to disclose any such confidential or proprietary information pursuant to applicable law or a subpoena or court order, the Executive shall promptly notify the Company in writing of any such requirement so that the Company or the appropriate member of the Affiliated Group may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions hereof. The Executive shall reasonably cooperate with the Company or the appropriate member of the Affiliated Group to obtain such a protective order or other remedy. If such order or other remedy is not obtained prior to the time the Executive is required to make the disclosure, or the Company waives compliance with the provisions hereof, the Executive shall disclose only that portion of the confidential or proprietary information which he is advised by counsel in writing (either his or the Company’s) that he is legally required to so disclose. Upon his termination of employment for any reason, the Executive shall promptly return to the Company all records, files, memoranda, correspondence, notebooks, notes, reports, customer lists, drawings, plans, documents, and other documents and the like relating to the business of the Affiliated Group or containing any trade secrets relating to the Affiliated Group or that the Executive uses, prepares or comes into contact with during the course of the Executive’s employment with the Affiliated Group, and all keys, credit cards and passes, and such materials shall remain the sole property of the Affiliated Group. The Executive agrees to execute any standard-form confidentiality agreements with the Company that the Company in the future generally enters into with similarly situated employees, which then shall supersede this paragraph (a).

(b) Work Product and Inventions. The Affiliated Group and/or its nominees or assigns shall own all right, title and interest in and to any and all inventions, ideas, trade secrets, technology, devices, discoveries, improvements, processes, developments, designs, know how, show-how, data, computer programs, algorithms, formulae, works of authorship, works modifications, trademarks, trade names, documentation, techniques, designs, methods, trade secrets, technical specifications, technical data, concepts, expressions, patents, patent rights, copyrights, moral rights, and all other intellectual property rights or other developments whatsoever (collectively, “Developments”), whether or not patentable, reduced to practice or registerable under patent, copyright, trademark or other intellectual property law anywhere in the world, made, authored, discovered, reduced to practice, conceived, created, developed or otherwise obtained by the Executive (alone or jointly with others) during the Executive’s employment with the Affiliated Group, and arising from or relating to such employment or the business of the Affiliated Group (whether during business hours or otherwise, and whether on the premises of using the facilities or materials of the Affiliated Group or otherwise). The Executive shall promptly and fully disclose to the Affiliated Group and to no one else all Developments, and hereby assigns to the Affiliated Group without further compensation all right, title and interest the Executive has or may have in any Developments, and all patents, copyrights, or other intellectual property rights relating thereto, and agrees that the Executive has not acquired and shall not acquire any rights during the course of his employment with the Affiliated Group or thereafter with respect to any Developments.

(c) Company Goodwill. The Executive recognizes and acknowledges that the Affiliated Group has and continues to develop goodwill of substantial value through efforts of employees, including the Executive. This goodwill includes, but is not limited to, the identity and skill sets of its employees, its relationships with employees and customers, intangible value attributable to its products created by Executive and others, and the Affiliated Group’s brand and reputation within the industry. Executive shall take no action to damage the goodwill of the Affiliated Group or use it for personal benefit or the benefit of competitors of the Affiliated Group.

(d) Non-Recruitment of Affiliated Group Employees. The Executive acknowledges that employees are a significant part of the goodwill of the Affiliated Group, such as, without limitation, their relationships and contacts with customers and suppliers as well as the training and knowledge they receive from the Affiliated Group in the course of their employment. The Executive shall not, at any time during the Non-solicitation Restricted Period (as defined below), other than in the ordinary exercise of his duties, without the prior written consent of the Affiliated Group, directly or indirectly, solicit, recruit, or employ (whether as an employee, officer, agent, consultant or independent contractor) any person who is or was at any time during the previous 12 months, an employee, representative, officer or director of any member of the Affiliated Group. Further, during the Non-solicitation Restricted Period, the Executive shall not take any action that could reasonably be expected to have the effect of directly encouraging or inducing any person to cease their relationship with any member of the Affiliated Group for any reason. This paragraph (d) shall not apply to (i) recruitment of employees for the Affiliated Group, or (ii) the Executive’s personal administrative staff who perform secretarial-type functions. A general employment advertisement by an entity of which the Executive is a part will not constitute solicitation or recruitment. The “Non-solicitation Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the Executive’s termination of employment.

(e) Non-Competition – Solicitation of Business. Executive recognizes and agrees that the Affiliated Group has provided Confidential Information to Executive and has an interest in protecting this information from disclosure. Executive further understands that the goodwill of the Affiliated Group is an interest worthy of protection. For the protection of these and other interests, during the Non-competition Restricted Period (as defined below), the Executive shall not, either directly or indirectly, compete with the business of the Affiliated Group by (i) becoming an officer, agent, employee, partner or director of any other corporation, partnership or other entity, or otherwise render services to or assist or hold an interest (except as a less than 3-percent shareholder of a publicly traded corporation or as a less than 5-percent shareholder of a corporation that is not publicly traded) in any Competitive Business (as defined below), or (ii) soliciting, servicing, or accepting the business of (A) any active customer of any member of the Affiliated Group, or (B) any person or entity who is or was at any time during the previous twelve months a customer of any member of the Affiliated Group, provided that such business is competitive with any significant business of any member of the Affiliated Group. “Competitive Business” shall mean any person or entity (including any joint venture, partnership, firm, corporation, or limited liability company) that conducts a business that is competitive with any significant business of the Affiliated Group as of the date of termination (or any significant business that is being actively pursued as of the date of termination by the Affiliated Group). The Affiliated Group designs, manufactures, sells and licenses its products and technology worldwide. In addition, Competitive Businesses, as defined above, are not tied or limited to any specific geographic location. Accordingly, the scope of this Non-Competition provision is worldwide. The “Non-competition Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the date of termination of the Executive’s employment.

(f) Assistance. The Executive agrees that during and after his employment by the Affiliated Group, upon request by the Company, the Executive will assist the Affiliated Group in the defense of any claims, or potential claims that may be made or threatened to be made against any member of the Affiliated Group in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Proceeding”), and will assist the Affiliated Group in the prosecution of any claims that may be made by any member of the Affiliated Group in any Proceeding, to the extent that such claims may relate to the Executive’s employment or the period of the Executive’s employment by the Affiliated Group. The Executive agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. The Executive also agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to assist in any investigation (whether governmental or otherwise) of any member of the Affiliated Group (or their actions), regardless of whether a lawsuit has then been filed against any member of the Affiliated Group with respect to such investigation. The Company agrees to reimburse the Executive for all of the Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee for the Executive’s service. In addition, the Executive agrees to provide such services as are reasonably requested by the Company to assist any successor to the Executive in the transition of duties and responsibilities to such successor. Any services or assistance contemplated in this Section (f) shall be at mutually agreed to and convenient times.

(g) Remedies. The Executive acknowledges and agrees that the terms of this Exhibit A: (i) are reasonable in geographic and temporal scope, (ii) are necessary to protect legitimate proprietary and business interests of the Affiliated Group in, inter alia, near permanent customer relationships and confidential information. The Executive further acknowledges and agrees that the Executive’s breach of the provisions of this Exhibit A will cause the Affiliated Group irreparable harm, which cannot be adequately compensated by money damages. The Executive consents and agrees that the forfeiture provisions contained in the Agreement are reasonable remedies in the event the Executive commits any such breach. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable, the

Executive hereby agrees that Exhibit A or any provision hereof may be reformed so that it is enforceable to the maximum extent permitted by law. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Affiliated Group’s right to enforce any such covenant in any other jurisdiction.

Annex C

FREESCALE SEMICONDUCTOR HOLDINGS

2011 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of the date indicated in the grant summary in the Freescale equity recordkeeping system (the “Date of Grant”), by and among between Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”) and the recipient of the grant (the “Executive”):

R E C I T A L S:

WHEREAS, the Company has adopted the Freescale Semiconductor Holdings 2011 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have meanings ascribed to such terms in the Plan; and

WHEREAS, the Administrator has determined that it would be in the best interests of the Company and its shareholders to grant the Option provided for herein to the Executive pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Executive the right and option (the “Option”) to purchase, on the terms and conditions hereinafter set forth,                      Common Shares (each a “Share” and collectively, the “Shares”) subject to the Option. The purchase price of each Share subject to the Option shall be                      (the “Exercise Price”). The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Code.

2. Vesting.

(a) General. Except as otherwise provided in Section 2(c) hereof, the Option shall vest and become exercisable with respect to twenty-five percent (25%) of the Shares initially covered by the Option on each of the first, second, third and fourth anniversaries of the Date of Grant, subject to the Executive’s continued employment with the Company or an Affiliate on each such vesting date. At any time, the portion of the Option which has become vested as described above (or pursuant to Section 2(c)) is hereinafter referred to as the “Vested Portion.”

(b) Termination for Cause. Notwithstanding any other provisions of the Plan or this Agreement to the contrary, the Option (including any Vested Portion thereof) shall terminate and be forfeited immediately upon the Company’s notification to the Executive of the Executive’s termination of employment by the Company for Cause.

(c) Change in Control.

(i) Notwithstanding any other provisions of the Plan or this Agreement to the contrary, in the event that the Executive’s employment with the Company is terminated by the Company without Cause or by the Executive for Good Reason, in either case within (y) twenty four months following a Change in Control or (z) the nine month period prior to a Change in Control but subsequent to such time as negotiations or discussions which ultimately lead to a Change in Control have commenced, any unvested portion of the Option shall become vested and exercisable upon such termination. For purposes of this Agreement, “Cause” and “Good Reason” shall have the meanings set forth in the Executive’s employment agreement.

(ii) If the Option is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, any unvested portion of the Option shall become fully vested and exercisable. For purposes of this Section 2(c)(ii), the Option shall be considered assumed or substituted for if, following the Change in Control, the Option is of comparable value and remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control except that the Option instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent.

(d) Forfeiture. Notwithstanding anything herein to the contrary, if the Executive breaches any Restrictive Covenants applicable to the Executive (including, without limitation, the Restrictive Covenants set forth in Exhibit A hereto) at any time during the two year period following Executive’s termination of employment for any reason then (x) any Vested Portion then held by the Executive shall be automatically forfeited, (y) any Shares acquired pursuant to the Option shall be automatically forfeited and (z) any proceeds from the sale of Shares described in preceding clause (y), shall be immediately repaid to the Company.

3. Certain Covenants. The Executive hereby agrees to perform all of the obligations set forth in Exhibit A hereto (which is incorporated by reference hereby) and acknowledges that the Executive’s obligations set forth in Exhibit A constitute a material inducement for the Company’s grant of the Option to the Executive.

4. Exercise of Option.

(a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Executive may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

(i) The tenth (10th) anniversary of the Date of Grant;

(ii) twelve (12) months following the date of (A) the Executive’s termination of employment due to the Executive’s Retirement, death, or Disability (as defined in the Executive’s employment agreement), (B) the Executive’s termination of employment by the Company without Cause or by the Executive for Good Reason, in either case if such termination occurs within (y) twenty four months following a Change in Control or (z) the nine month period prior to a Change in Control but subsequent to such time as negotiations or discussions which ultimately lead to a Change in Control have commenced or (C) a Change in Control if the Option is not assumed or substituted in connection with the Change in Control, pursuant to Section 2(c);

(iii) ninety (90) days following the date of the Executive’s termination of employment for any reason other than as described in Section 4(a)(ii) or Section 4(a)(iv); and

(iv) the date that the Company notifies the Executive of the Executive’s termination of employment for Cause.

(b) Method of Exercise.

(i) Each election to exercise the Vested Portion shall be subject to the terms and conditions of the Plan and shall be made using the Freescale equity recordkeeping system or in writing, signed by the Executive or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan or in this Agreement.

(ii) The Exercise Price may be paid (A) by the delivery of cash or check acceptable to the Administrator, (B) by any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (C) in the form of unrestricted Shares already owned by the Executive which, in the case of unrestricted Shares acquired upon exercise of an Option, have been owned by the Executive for more than six (6) months on the date of surrender, (D) any other method approved by the Administrator and permitted by applicable law or (E) any combination of the foregoing.

(iii) In the event of the Executive’s death, the Option shall remain exercisable by the Executive’s executor or administrator, or the person or persons to whom the Executive’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a). Any heir or legatee of the Executive shall take rights herein granted subject to the terms and conditions hereof.

(c) Expiration of Option. Any unvested portion of the Option shall expire upon termination of the Executive’s employment for any reason and any Vested Portion of the Option shall expire at the conclusion of the exercise period set forth in Section 4(a).

5. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment of the Executive and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the employment of such Executive. The granting of the Option does not form part of and should in no way be construed as a term or condition of employment. At all times, the Option granted hereunder is discretionary and does not imply that additional Options will be awarded in the future.

6. Options Not Wages. The value of any Options granted to the Executive does not constitute and will not be included as wages for the purposes of calculating any benefit or bonus provided by the Company or the Executive’s employing subsidiary.

7. Transferability. Unless otherwise permitted in writing by the Administrator in its sole discretion, the Option granted hereunder may not be assigned, alienated,

pledged, attached, sold or otherwise transferred or encumbered by the Executive other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. During the Executive’s lifetime, the Vested Portion is exercisable only by the Executive or, in the event of his Disability, his legal representative.

8. Withholding. The Executive will be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to the Executive the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the Option, its exercise or any payment or transfer under or with respect to the Option or the Plan and to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such withholding taxes.

9. Securities Laws. The issuance of any Options hereunder shall be subject to the Executive making or entering into such written representations, warranties and agreements as the Administrator may reasonably request in order to comply with applicable securities laws and government regulations.

10. No Public Offering. The Options awarded under the Plan and this Agreement will not be publicly issued, placed, distributed or offered. The issuance of any Options hereunder does not constitute a public offering of securities.

11. Consent to Transfer of Data. By accepting the Option, Executive consents to the transfer of personal data (including but not limited to the Executive’s name, address, birth date and hire date) and to the processing of this personal data by the Company and the provider of the Freescale equity recordkeeping system.

12. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Executive at the address appearing in the personnel records of the Company for the Executive or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

14. Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of

Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

15. Option Subject to Plan. By entering into this Agreement, the Executive agrees and acknowledges that the Executive has received and read a copy of the Plan. The Option is subject to the Plan, as may be amended from time to time, and the terms and provisions of the Plan are hereby incorporated herein by reference.

16. Acceptance. This Agreement must be accepted by electronic signature of the Executive in the Freescale equity recordkeeping system. By accepting this Agreement the Executive consents to the electronic delivery through the Freescale equity recordkeeping system of all documents related to this Option.

Exhibit A – Restrictive Covenants

(a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company and its Affiliates (collectively, the “Affiliated Group”), all secret or confidential information, knowledge or data relating to the Affiliated Group and its businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research or secret data, costs, names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that the Executive obtains during the Executive’s employment that is not public knowledge (other than as a result of the Executive’s violation of this Section (a)) (“Confidential Information”). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive’s employment, except with the prior written consent of the Company, or as otherwise required by law or legal process or as such disclosure or use may be required in the course of the Executive performing his duties and responsibilities with the Affiliated Group. Notwithstanding the foregoing provisions, if the Executive is required to disclose any such confidential or proprietary information pursuant to applicable law or a subpoena or court order, the Executive shall promptly notify the Company in writing of any such requirement so that the Company or the appropriate member of the Affiliated Group may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions hereof. The Executive shall reasonably cooperate with the Company or the appropriate member of the Affiliated Group to obtain such a protective order or other remedy. If such order or other remedy is not obtained prior to the time the Executive is required to make the disclosure, or the Company waives compliance with the provisions hereof, the Executive shall disclose only that portion of the confidential or proprietary information which he is advised by counsel in writing (either his or the Company’s) that he is legally required to so disclose. Upon his termination of employment for any reason, the Executive shall promptly return to the Company all records, files, memoranda, correspondence, notebooks, notes, reports, customer lists, drawings, plans, documents, and other documents and the like relating to the business of the Affiliated Group or containing any trade secrets relating to the Affiliated Group or that the Executive uses, prepares or comes into contact with during the course of the Executive’s employment with the Affiliated Group, and all keys, credit cards and passes, and such materials shall remain the sole property of the Affiliated Group. The Executive agrees to execute any standard-form confidentiality agreements with the Company that the Company in the future generally enters into with its senior executives, which then shall supersede this paragraph (a).

(b) Work Product and Inventions. The Affiliated Group and/or its nominees or assigns shall own all right, title and interest in and to any and all inventions, ideas, trade secrets, technology, devices, discoveries, improvements, processes, developments, designs, know how, show-how, data, computer programs, algorithms, formulae, works of authorship, works modifications, trademarks, trade names, documentation, techniques, designs, methods, trade secrets, technical specifications, technical data, concepts, expressions, patents, patent rights, copyrights, moral rights, and all other intellectual property rights or other developments whatsoever (collectively, “Developments”), whether or not patentable, reduced to practice or registerable under patent, copyright, trademark or other intellectual property law anywhere in the world, made, authored, discovered, reduced to practice, conceived, created, developed or otherwise obtained by the Executive (alone or jointly with others) during the Executive’s employment with the Affiliated Group, and arising from or relating to such employment or the business of the Affiliated Group (whether during business hours or otherwise, and whether on the premises of using the facilities or materials of the Affiliated Group or otherwise). The Executive shall promptly and fully disclose to the Affiliated Group and to no one else all Developments, and hereby assigns to the Affiliated Group without further compensation all right, title and interest the Executive has or may have in any Developments, and all patents, copyrights, or other intellectual property rights relating thereto, and agrees that the Executive has not acquired and shall not acquire any rights during the course of his employment with the Affiliated Group or thereafter with respect to any Developments.

(c) Company Goodwill. The Executive recognizes and acknowledges that the Affiliated Group has and continues to develop goodwill of substantial value through efforts of employees, including the Executive. This goodwill includes, but is not limited to, the identity and skill sets of its employees, its relationships with employees and customers, intangible value attributable to its products created by Executive and others, and the Affiliated Group’s brand and reputation within the industry. Executive shall take no action to damage the goodwill of the Affiliated Group or use it for personal benefit or the benefit of competitors of the Affiliated Group.

(d) Non-Recruitment of Affiliated Group Employees. The Executive acknowledges that employees are a significant part of the goodwill of the Affiliated Group, such as, without limitation, their relationships and contacts with customers and suppliers as well as the training and knowledge they receive from the Affiliated Group in the course of their employment. The Executive shall not, at any time during the Non-solicitation Restricted Period (as defined below), other than in the ordinary exercise of his duties, without the prior written consent of the Affiliated Group, directly or indirectly, solicit, recruit, or employ (whether as an employee, officer, agent, consultant or independent contractor) any person who is or was at any time during the previous 12 months, an employee, representative, officer or director of any member of the Affiliated Group. Further, during the Non-solicitation Restricted Period, the Executive shall not take any action that could reasonably be expected to have the effect of directly encouraging or inducing any person to cease their relationship with any member of the Affiliated Group for any reason. This paragraph (d) shall not apply to (i) recruitment of employees for the Affiliated Group, or (ii) the Executive’s personal administrative staff who perform secretarial-type functions. A general employment advertisement by an entity of which the Executive is a part will not constitute solicitation or recruitment. The “Non-solicitation Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the Executive’s termination of employment.

(e) Non-Competition – Solicitation of Business. Executive recognizes and agrees that the Affiliated Group has provided Confidential Information to Executive and has an interest in protecting this information from disclosure. Executive further understands that the goodwill of the Affiliated Group is an interest worthy of protection. For the protection of these and other interests, during the Non-competition Restricted Period (as defined below), the Executive shall not, either directly or indirectly, compete with the business of the Affiliated Group by (i) becoming an officer, agent, employee, partner or director of any other corporation, partnership or other entity, or otherwise render services to or assist or hold an interest (except as a less than 3- percent shareholder of a publicly traded corporation or as a less than 5-percent shareholder of a corporation that is not publicly traded) in any Competitive Business (as defined below), or (ii) soliciting, servicing, or accepting the business of (A) any active customer of any member of the Affiliated Group, or (B) any person or entity who is or was at any time during the previous twelve months a customer of any member of the Affiliated Group, provided that such business is competitive with any significant business of any member of the Affiliated Group. “Competitive Business” shall mean any person or entity (including any joint venture, partnership, firm, corporation, or limited liability company) that conducts a business that is competitive with any significant business of the Affiliated Group as of the date of termination (or any significant business that is being actively pursued as of the date of termination by the Affiliated Group). The Affiliated Group designs, manufactures, sells and licenses its products and technology worldwide. In addition, Competitive Businesses, as defined above, are not tied or limited to any specific geographic location. Accordingly, the scope of this Non-Competition provision is worldwide. The “Non-competition Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the date of termination of the Executive’s employment.

(f) Assistance. The Executive agrees that during and after his employment by the Affiliated Group, upon request by the Company, the Executive will assist the Affiliated Group in the defense of any claims, or potential claims that may be made or threatened to be made against any member of the Affiliated Group in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Proceeding”), and will assist the Affiliated Group in the prosecution of any claims that may be made by any member of the Affiliated Group in any Proceeding, to the extent that such claims may relate to the Executive’s employment or the period of the Executive’s employment by the Affiliated Group. The Executive agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. The Executive also agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to assist in any investigation (whether governmental or otherwise) of any member of the Affiliated Group (or their actions), regardless of whether a lawsuit has then been filed against any member of the Affiliated Group with respect to such investigation. The Company agrees to reimburse the Executive for all of the Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee for the Executive’s service. In addition, the Executive agrees to provide such services as are reasonably requested by the Company to assist any successor to the Executive in the transition of duties and responsibilities to such successor. Any services or assistance contemplated in this Section (f) shall be at mutually agreed to and convenient times.

(g) Remedies. The Executive acknowledges and agrees that the terms of this Exhibit A: (i) are reasonable in geographic and temporal scope, (ii) are necessary to protect legitimate proprietary and business interests of the Affiliated Group in, inter alia, near permanent customer relationships and confidential information. The Executive further acknowledges and agrees that the Executive’s breach of the provisions of this Exhibit A will cause the Affiliated Group irreparable harm, which cannot be adequately compensated by money damages. The Executive consents and agrees that the forfeiture provisions contained in the Agreement are reasonable remedies in the event the Executive commits any such breach. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable, the

Executive hereby agrees that Exhibit A or any provision hereof may be reformed so that it is enforceable to the maximum extent permitted by law. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Affiliated Group’s right to enforce any such covenant in any other jurisdiction.

Annex D

FREESCALE SEMICONDUCTOR HOLDINGS

2011 OMNIBUS INCENTIVE PLAN

MAKE WHOLE RESTRICTED SHARE UNIT AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of the date indicated in the grant summary in the Freescale equity recordkeeping system (the “Date of Grant”), by and among Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”) and the recipient of the grant (the “Executive”):

R E C I T A L S:

WHEREAS, the Company has adopted the Freescale Semiconductor Holdings 2011 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have meanings ascribed to such terms in the Plan; and

WHEREAS, the Administrator has determined that it would be in the best interests of the Company and its shareholders to grant the Restricted Share Units provided for herein to the Executive pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of Restricted Share Units. The Company hereby grants to the Executive, on the terms and conditions hereinafter set forth, units evidencing a right to receive                      Common Shares (each a “Share” and collectively, the “Shares”) pursuant to the terms and conditions of this Agreement (the “Restricted Share Units” or “Restricted Share Unit Award”).

2. Restrictions and Vesting Period.

(a) Restrictions and Transferability. The Restricted Share Unit Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Executive otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Share Unit Award to heirs or legatees of the Executive shall be effective to bind the Company unless the Administrator shall have been furnished with written notice thereof and a copy of such evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(b) Vesting Period. Subject to the Executive’s continued employment with the Company, or except as otherwise provided below, the Restricted Share Unit Award shall vest with respect to fifty percent (50%) of the Shares initially covered by the Restricted Share Unit Award on each of the first and second anniversaries of the Date of Grant. At any time, the portion of the Restricted Share Unit Award which has become vested as described above (or pursuant to Section 3 below) is hereinafter referred to as the “Vested Portion.”

(c) Settlement of Restricted Share Units. Shares shall be delivered (provided, that such delivery is otherwise in accordance with federal and state securities laws) with respect to the Vested Portion of the Restricted Share Unit Award as soon as practicable following the applicable vesting date, but in no event later than thirty (30) days following such vesting date.

(d) No Shareholder Rights. The Executive shall have no rights of a shareholder of the Company with respect to the Restricted Share Units, including, but not limited to, the rights to vote and receive ordinary dividends, until the settlement date of the Restricted Share Units. In the event that the Administrator approves an adjustment to the Restricted Share Unit Award pursuant to Section 5 of the Plan, then in such event, any and all new, substituted or additional securities to which Executive is entitled by reason of the Restricted Share Unit Award shall be immediately subject to the restrictions and the Vesting Period set forth in Sections 2(a) and (b) above with the same force and effect as the Restricted Share Unit Award subject to such restrictions immediately before such event.

(e) Change in Control. If the Restricted Share Unit Award is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, all unvested Shares subject to this Restricted Share Unit Award shall vest. For purposes of this Section 2(e), the Restricted Share Unit Award shall be considered assumed or substituted for if, following the Change in Control, the Restricted Share Unit Award is of comparable value and remains subject to the same terms and conditions that were applicable to the Restricted Share Unit Award immediately prior to the Change in Control except that the Restricted Share Unit Award instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent.

3. Termination of Employment.

(a) General. If the Executive’s employment is terminated for any reason, the Restricted Share Unit Award shall, to the extent not then vested (after giving effect to the provisions of this Section 3), terminate and be forfeited upon such termination of employment.

(b) For Cause or Without Good Reason. The Restricted Share Unit Award (including any Vested Portion thereof) shall terminate and be forfeited upon (A) the Company’s notification to the Executive of the Executive’s termination of employment by the Company for Cause or (B) the Executive’s notification to the Company of the Executive’s voluntary termination of his employment without Good Reason. For purposes of this Agreement, “Cause” and “Good Reason” shall each have the meanings set forth in the Executive’s employment agreement.

(c) Without Cause, Death, Disability, for Good Reason. Notwithstanding any other provisions of the Plan or this Agreement to the contrary, upon the Executive’s termination of employment by the Company without Cause or due to death or Disability (as defined in the Executive’s employment agreement), or by the Executive for Good Reason, all unvested Shares subject to this Restricted Share Unit Award shall vest.

(d) Forfeiture. Notwithstanding anything herein to the contrary, if the executive breaches any Restrictive Covenants applicable to the Executive (including, without limitation, the Restrictive Covenants set forth in Exhibit A hereto) at any time in the two year period following Executive’s termination of employment for any reason then (x) any Vested Portion then held by the Executive shall be automatically forfeited, (y) any Shares acquired pursuant to the Restricted Share Unit Award shall be automatically forfeited and (z) any proceeds from the sale of Shares described in preceding clause (y), shall be immediately repaid to the Company.

4. Certain Covenants. The Executive hereby agrees to perform all of the obligations set forth in Exhibit A hereto (which is incorporated by reference hereby) and acknowledges that the Executive’s obligations set forth in Exhibit A constitute a material inducement for the Company’s grant of the Restricted Share Unit Award to the Executive.

5. No Right to Continued Employment. The granting of the Restricted Share Unit Award evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment of the Executive and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the employment of such Executive. The granting of the Restricted Share Unit Award does not form part of and should in no way be construed as a term or condition of employment. At all times, the Restricted Share Unit Award granted hereunder is discretionary and does not imply that additional Restricted Share Unit Awards will be awarded in the future.

6. Restricted Share Unit Award Not Wages. The value of any Restricted Share Unit Award granted to Executive does not constitute and will not be included as wages for the purposes of calculating any benefit or bonus provided by the Company or the Executive’s employing subsidiary.

7. Withholding. The Executive will be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Restricted Share Unit Award or under the Plan or from any compensation or other amount owing to the Executive the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the Restricted Share Unit Award or any payment or transfer under or with respect to the Restricted Share Unit Award or the Plan and to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such withholding taxes.

8. Securities Laws. The issuance of any Shares hereunder shall be subject to the Executive making or entering into such written representations, warranties and agreements as the Administrator may reasonably request in order to comply with applicable securities laws.

9. No Public Offering. The Restricted Share Units awarded under the Plan and this Agreement will not be publicly issued, placed, distributed or offered. The issuance of any Restricted Share Units hereunder does not constitute a public offering of securities.

10. Consent to Transfer of Data. By accepting the Restricted Share Unit Award, Executive consents to the transfer of personal data (including but not limited to the employee’s name, address, birth date and hire date) and to the processing of this personal data by the Company and the provider of the Freescale equity recordkeeping system.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Executive at the address appearing in the personnel records of the Company for the Executive or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

13. Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

14. Acceptance. This Agreement must be accepted by electronic signature of the Executive in the Freescale equity recordkeeping system. By accepting this Agreement the Executive consents to the electronic delivery through the Freescale equity recordkeeping system of all documents related to this Restricted Share Unit Award.

Exhibit A – Restrictive Covenants

(a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company and its Affiliates (collectively, the “Affiliated Group”), all secret or confidential information, knowledge or data relating to the Affiliated Group and its businesses (including, without limitation, any proprietary and not publicly available information concerning any processes, methods, trade secrets, research or secret data, costs, names of users or purchasers of their respective products or services, business methods, operating procedures or programs or methods of promotion and sale) that the Executive obtains during the Executive’s employment that is not public knowledge (other than as a result of the Executive’s violation of this Section (a)) (“Confidential Information”). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive’s employment, except with the prior written consent of the Company, or as otherwise required by law or legal process or as such disclosure or use may be required in the course of the Executive performing his duties and responsibilities with the Affiliated Group. Notwithstanding the foregoing provisions, if the Executive is required to disclose any such confidential or proprietary information pursuant to applicable law or a subpoena or court order, the Executive shall promptly notify the Company in writing of any such requirement so that the Company or the appropriate member of the Affiliated Group may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions hereof. The Executive shall reasonably cooperate with the Company or the appropriate member of the Affiliated Group to obtain such a protective order or other remedy. If such order or other remedy is not obtained prior to the time the Executive is required to make the disclosure, or the Company waives compliance with the provisions hereof, the Executive shall disclose only that portion of the confidential or proprietary information which he is advised by counsel in writing (either his or the Company’s) that he is legally required to so disclose. Upon his termination of employment for any reason, the Executive shall promptly return to the Company all records, files, memoranda, correspondence, notebooks, notes, reports, customer lists, drawings, plans, documents, and other documents and the like relating to the business of the Affiliated Group or containing any trade secrets relating to the Affiliated Group or that the Executive uses, prepares or comes into contact with during the course of the Executive’s employment with the Affiliated Group, and all keys, credit cards and passes, and such materials shall remain the sole property of the Affiliated Group. The Executive agrees to execute any standard-form confidentiality agreements with the Company that the Company in the future generally enters into with similarly situated employees, which then shall supersede this paragraph (a).

(b) Work Product and Inventions. The Affiliated Group and/or its nominees or assigns shall own all right, title and interest in and to any and all inventions, ideas, trade secrets, technology, devices, discoveries, improvements, processes, developments, designs, know how, show-how, data, computer programs, algorithms, formulae, works of authorship, works modifications, trademarks, trade names, documentation, techniques, designs, methods, trade secrets, technical specifications, technical data, concepts, expressions, patents, patent rights, copyrights, moral rights, and all other intellectual property rights or other developments whatsoever (collectively, “Developments”), whether or not patentable, reduced to practice or registerable under patent, copyright, trademark or other intellectual property law anywhere in the world, made, authored, discovered, reduced to practice, conceived, created, developed or otherwise obtained by the Executive (alone or jointly with others) during the Executive’s employment with the Affiliated Group, and arising from or relating to such employment or the business of the Affiliated Group (whether during business hours or otherwise, and whether on the premises of using the facilities or materials of the Affiliated Group or otherwise). The Executive shall promptly and fully disclose to the Affiliated Group and to no one else all Developments, and hereby assigns to the Affiliated Group without further compensation all right, title and interest the Executive has or may have in any Developments, and all patents, copyrights, or other intellectual property rights relating thereto, and agrees that the Executive has not acquired and shall not acquire any rights during the course of his employment with the Affiliated Group or thereafter with respect to any Developments.

(c) Company Goodwill. The Executive recognizes and acknowledges that the Affiliated Group has and continues to develop goodwill of substantial value through efforts of employees, including the Executive. This goodwill includes, but is not limited to, the identity and skill sets of its employees, its relationships with employees and customers, intangible value attributable to its products created by Executive and others, and the Affiliated Group’s brand and reputation within the industry. Executive shall take no action to damage the goodwill of the Affiliated Group or use it for personal benefit or the benefit of competitors of the Affiliated Group.

(d) Non-Recruitment of Affiliated Group Employees. The Executive acknowledges that employees are a significant part of the goodwill of the Affiliated Group, such as, without limitation, their relationships and contacts with customers and suppliers as well as the training and knowledge they receive from the Affiliated Group in the course of their employment. The Executive shall not, at any time during the Non-solicitation Restricted Period (as defined below), other than in the ordinary exercise of his duties, without the prior written consent of the Affiliated Group, directly or indirectly, solicit, recruit, or employ (whether as an employee, officer, agent, consultant or independent contractor) any person who is or was at any time during the previous 12 months, an employee, representative, officer or director of any member of the Affiliated Group. Further, during the Non-solicitation Restricted Period, the Executive shall not take any action that could reasonably be expected to have the effect of directly encouraging or inducing any person to cease their relationship with any member of the Affiliated Group for any reason. This paragraph (d) shall not apply to (i) recruitment of employees for the Affiliated Group, or (ii) the Executive’s personal administrative staff who perform secretarial-type functions. A general employment advertisement by an entity of which the Executive is a part will not constitute solicitation or recruitment. The “Non-solicitation Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the Executive’s termination of employment.

(e) Non-Competition – Solicitation of Business. Executive recognizes and agrees that the Affiliated Group has provided Confidential Information to Executive and has an interest in protecting this information from disclosure. Executive further understands that the goodwill of the Affiliated Group is an interest worthy of protection. For the protection of these and other interests, during the Non-competition Restricted Period (as defined below), the Executive shall not, either directly or indirectly, compete with the business of the Affiliated Group by (i) becoming an officer, agent, employee, partner or director of any other corporation, partnership or other entity, or otherwise render services to or assist or hold an interest (except as a less than 3-percent shareholder of a publicly traded corporation or as a less than 5-percent shareholder of a corporation that is not publicly traded) in any Competitive Business (as defined below), or (ii) soliciting, servicing, or accepting the business of (A) any active customer of any member of the Affiliated Group, or (B) any person or entity who is or was at any time during the previous twelve months a customer of any member of the Affiliated Group, provided that such business is competitive with any significant business of any member of the Affiliated Group. “Competitive Business” shall mean any person or entity (including any joint venture, partnership, firm, corporation, or limited liability company) that conducts a business that is competitive with any significant business of the Affiliated Group as of the date of termination (or any significant business that is being actively pursued as of the date of termination by the Affiliated Group). The Affiliated Group designs, manufactures, sells and licenses its products and technology worldwide. In addition, Competitive Businesses, as defined above, are not tied or limited to any specific geographic location. Accordingly, the scope of this Non-Competition provision is worldwide. The “Non-competition Restricted Period” shall mean the period from the Date of Grant through the second anniversary of the date of termination of the Executive’s employment.

(f) Assistance. The Executive agrees that during and after his employment by the Affiliated Group, upon request by the Company, the Executive will assist the Affiliated Group in the defense of any claims, or potential claims that may be made or threatened to be made against any member of the Affiliated Group in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Proceeding”), and will assist the Affiliated Group in the prosecution of any claims that may be made by any member of the Affiliated Group in any Proceeding, to the extent that such claims may relate to the Executive’s employment or the period of the Executive’s employment by the Affiliated Group. The Executive agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. The Executive also agrees, unless precluded by law, to promptly inform the Company if the Executive is asked to assist in any investigation (whether governmental or otherwise) of any member of the Affiliated Group (or their actions), regardless of whether a lawsuit has then been filed against any member of the Affiliated Group with respect to such investigation. The Company agrees to reimburse the Executive for all of the Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee for the Executive’s service. In addition, the Executive agrees to provide such services as are reasonably requested by the Company to assist any successor to the Executive in the transition of duties and responsibilities to such successor. Any services or assistance contemplated in this Section (f) shall be at mutually agreed to and convenient times.

(g) Remedies. The Executive acknowledges and agrees that the terms of this Exhibit A: (i) are reasonable in geographic and temporal scope, (ii) are necessary to protect legitimate proprietary and business interests of the Affiliated Group in, inter alia, near permanent customer relationships and confidential information. The Executive further acknowledges and agrees that the Executive’s breach of the provisions of this Exhibit A will cause the Affiliated Group irreparable harm, which cannot be adequately compensated by money damages. The Executive consents and agrees that the forfeiture provisions contained in the Agreement are reasonable remedies in the event the Executive commits any such breach. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable, the

Executive hereby agrees that Exhibit A or any provision hereof may be reformed so that it is enforceable to the maximum extent permitted by law. If any of the provisions of this Exhibit A are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Affiliated Group’s right to enforce any such covenant in any other jurisdiction.